Exhibit 99.1

Altair Announces Fourth Quarter 2019 Financial Results

2019 Fourth Quarter Software Product Revenue Increased 27% year-over-year

TROY, Mich. – February 27, 2020 – Altair (Nasdaq:ALTR), a global technology company providing solutions in product development, high-performance computing and data analytics, today released its financial results for the fourth quarter ended December 31, 2019.

“We continue to execute on our vision of transforming product design and customer decision making by leveraging simulation, data analytics and high-performance computing,” said James Scapa, Founder, Chairman and Chief Executive Officer of Altair.  “Our core simulation and optimization technologies performed well during the quarter and we remain highly encouraged by strong demand for our SimSolid product, which continues to have one of the fastest new product ramps in our history.  As we enter 2020, we continue to see macro headwinds in our automotive end market and given the potential impact of the Coronavirus on our customers we anticipate a more modest start to the year.  However, we remain confident that our diversification across multiple verticals and products positions the company well to achieve above market growth over the long-term.”

“Software product revenue exceeded our expectations in the fourth quarter and our year over year growth rate accelerated sequentially to 27%,” said Howard Morof, Chief Financial Officer of Altair.

Fourth Quarter 2019 Financial Highlights

•	Software product revenue was $101.2 million, an increase of 27% from $79.9 million for the fourth quarter of 2018.
•	Non-GAAP software product revenue was $103.4 million, an increase of 29% from $79.9 million for the fourth quarter of 2018.
•	Total revenue was $123.9 million, an increase of 20% from $103.0 million for the fourth quarter of 2018.
•	Non-GAAP total revenue was $126.1 million, an increase of 22% from $103.0 million for the fourth quarter of 2018.
•

Net loss was $(1.5) million, compared to net loss of $(9.0) million for the fourth quarter of 2018. Diluted net loss per share was $(0.02) based on 72.2 million diluted weighted average common shares outstanding, compared to diluted net loss per share of $(0.13) for the fourth quarter of 2018, based on 70.5 million diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $12.7 million, compared to $12.9 million for the fourth quarter of 2018.
•	Modified Adjusted EBITDA was $15.0 million, compared to $12.9 million for the fourth quarter of 2018.
•

Non-GAAP net income was $6.9 million, compared to non-GAAP net income of $5.6 million for the fourth quarter of 2018. Non-GAAP diluted net income per share was $0.09 based on 78.0 million non-GAAP diluted common shares outstanding, compared to non-GAAP diluted net income per share of $0.07 for the fourth quarter of 2018, based on 77.7 million non-GAAP diluted common shares outstanding.

•	Free cash flow was $(0.2) million, compared to $(5.5) million for the fourth quarter of 2018.

Full Year 2019 Financial Highlights

•	Software product revenue was $366.7 million, an increase of 20% from $304.4 million for the full year 2018.
•	Non-GAAP software product revenue was $375.7 million, an increase of 23% from $304.4 million for the full year 2018.
•	Total revenue was $458.9 million, an increase of 16% from $396.4 million for the full year 2018.
•	Non-GAAP total revenue was $467.9 million, an increase of 18% from $396.4 million for the full year 2018.
•

Net loss was $(7.5) million, compared to net income of $15.5 million for the full year 2018.   Diluted net loss per share was $(0.11) based on 71.5 million diluted weighted average common shares outstanding, compared to diluted net income per share of $0.21 for the full year 2018, based on 74.9 million diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $39.5 million, compared to $50.2 million for the full year 2018.

Exhibit 99.1

•	Modified Adjusted EBITDA was $48.5 million, compared to $50.2 million for the full year 2018.
•

Non-GAAP net income was $24.8 million, compared to non-GAAP net income of $32.8 million for the full year 2018. Non-GAAP diluted net income per share was $0.32 based on 78.0 million non-GAAP diluted common shares outstanding, compared to non-GAAP diluted net income per share of $0.42 for the full year 2018, based on 77.7 million non-GAAP diluted common shares outstanding.

•	Free cash flow was $21.7 million, compared to $29.6 million for the full year 2018.

Exhibit 99.1

Business Outlook

Based on information available as of today, Altair is issuing guidance for the first quarter and full year 2020.

(in millions)	First Quarter 2020			Full Year 2020
Software Product Revenue	$105.0	to	$107.0	$395.0	to	$399.0
Total Revenue	$129.0		$131.0	$491.0		$495.0
Net Income (Loss)	$4.9		$6.3	$(4.3)		$(1.5)
Non-GAAP Net Income	$11.5		$12.9	$24.7		$27.5
Adjusted EBITDA	$20.0		$22.0	$49.0		$53.0

(All figures in millions)

Conference Call Information

What: Altair’s Fourth Quarter 2019 Financial Results Conference CallWhen:Thursday, February 27, 2020
Time:4:30 p.m. ETLive Call:(866) 754-5204, Domestic(636) 812-6621, International
Replay:(855) 859-2056, Conference ID 5031498, Domestic(404) 537-3406, Conference ID 5031498, InternationalWebcast: http://investor.altair.com  (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Non-GAAP Software Product Revenue, Non-GAAP Total Revenue, Adjusted EBITDA, Modified Adjusted EBITDA, Non-GAAP Net Income, Non-GAAP Net Income Per Share and Free Cash Flow.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Non-GAAP software product revenue and Non-GAAP total revenue include revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Modified Adjusted EBITDA represents Adjusted EBITDA adjusted for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

Exhibit 99.1

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, revenue not recognized under GAAP due to acquisition accounting and special items as identified by management and described elsewhere in this press release.

Non-GAAP diluted common shares includes total outstanding shares plus outstanding equity awards under the Altair equity award plans.

Free cash flow consists of cash flow from operations less capital expenditures.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair
Altair is a global technology company that provides software and cloud solutions in the areas of product design and development, high-performance computing (HPC) and data analytics. Altair enables organizations across broad industry segments to compete more effectively in a connected world while creating a more sustainable future. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the first quarter and full year 2020, statements regarding other future periods, anticipated trends and long-term growth, and our reconciliations of projected non-GAAP financial measures.  These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Dave Simon

248-614-2400 ext. 332

ir@altair.com

Investor Relations

The Blueshirt Group

Monica Gould

212-871-3927

Exhibit 99.1

Lindsay Savarese

212-331-8417

ir@altair.com

Exhibit 99.1

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	December 31,
(in thousands)	2019	2018
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$223,117	$35,345
Accounts receivable, net	104,984	96,803
Income tax receivable	7,264	4,431
Prepaid expenses and other current assets	17,092	17,455
Total current assets	352,457	154,034
Property and equipment, net	36,297	30,153
Operating lease right of use assets	28,134	—
Goodwill	233,683	210,532
Other intangible assets, net	67,075	69,836
Deferred tax assets	5,791	5,354
Other long-term assets	19,708	17,288
TOTAL ASSETS	$743,145	$487,197
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$430	$331
Accounts payable	8,585	8,357
Accrued compensation and benefits	30,676	31,740
Current portion of operating lease liabilities	9,141	—
Other accrued expenses and current liabilities	28,603	27,039
Deferred revenue	75,431	59,765
Total current liabilities	152,866	127,232
Long-term debt, net of current portion	178,238	31,417
Operating lease liabilities, net of current portion	20,174	—
Deferred revenue, non-current	8,136	6,754
Other long-term liabilities	26,672	25,756
TOTAL LIABILITIES	386,086	191,159
Commitments and contingencies
MEZZANINE EQUITY	2,352	2,352
STOCKHOLDERS’ EQUITY
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 41,271 and 38,349 shares as of December 31, 2019 and 2018, respectively	4	4
Class B common stock, authorized 41,203 shares, issued and outstanding 31,131 and 32,171 shares as of December 31, 2019 and 2018, respectively	3	3
Additional paid-in capital	446,633	379,832
Accumulated deficit	(82,405)	(74,863)
Accumulated other comprehensive loss	(9,528)	(11,290)
TOTAL STOCKHOLDERS’ EQUITY	354,707	293,686
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$743,145	$487,197

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended December 31,		For the Year Ended December 31,
(in thousands, except per share data)	2019	2018	2019	2018
Revenue
License	$64,194	$52,649	$244,321	$207,164
Maintenance and other services	36,993	27,254	122,381	97,197
Total software	101,187	79,903	366,702	304,361
Software related services	8,941	10,073	34,576	36,945
Total software and related services	110,128	89,976	401,278	341,306
Client engineering services	11,722	11,200	48,987	47,852
Other	2,027	1,835	8,650	7,221
Total revenue	123,877	103,011	458,915	396,379
Cost of revenue
License	8,139	5,585	21,285	16,119
Maintenance and other services	10,892	7,453	38,401	29,655
Total software *	19,031	13,038	59,686	45,774
Software related services	6,497	6,842	25,640	26,415
Total software and related services	25,528	19,880	85,326	72,189
Client engineering services	9,882	9,002	39,875	38,979
Other	1,540	1,389	7,398	4,805
Total cost of revenue	36,950	30,271	132,599	115,973
Gross profit	86,927	72,740	326,316	280,406
Operating expenses:
Research and development *	30,498	25,844	117,510	97,592
Sales and marketing *	27,589	22,427	106,051	80,277
General and administrative *	21,292	28,114	82,178	79,751
Amortization of intangible assets	3,769	2,076	14,442	7,739
Other operating income	(370)	(2,164)	(2,072)	(9,597)
Total operating expenses	82,778	76,297	318,109	255,762
Operating income (loss)	4,149	(3,557)	8,207	24,644
Interest expense	2,785	108	6,371	200
Other income, net	(849)	(534)	(1,552)	(2,580)
Income (loss) before income taxes	2,213	(3,131)	3,388	27,024
Income tax expense	3,715	5,872	10,930	11,489
Net (loss) income	$(1,502)	$(9,003)	$(7,542)	$15,535
Income per share:
Net (loss) income per share attributable to common stockholders, basic	$(0.02)	$(0.13)	$(0.11)	$0.23
Net (loss) income per share attributable to common stockholders, diluted	$(0.02)	$(0.13)	$(0.11)	$0.21
Weighted average shares outstanding:
Weighted average number of shares used in computing net (loss) income per share, basic	72,227	70,548	71,544	67,468
Weighted average number of shares used in computing net (loss) income per share, diluted	72,227	70,548	71,544	74,878

Exhibit 99.1

*Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Cost of revenue-software	$342	$7	$1,069	$31
Research and development	1,306	410	2,917	740
Sales and marketing	688	595	2,250	910
General and administrative	608	1,114	2,292	1,658
Total stock-based compensation expense	$2,944	$2,126	$8,528	$3,339

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Year Ended December 31,
(in thousands)	2019	2018
OPERATING ACTIVITIES:
Net (loss) income	$(7,542)	$15,535
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	21,522	14,734
Provision for bad debt	671	394
Amortization of debt discount and issuance costs	5,663	23
Stock-based compensation expense	8,528	3,339
Loss (gain) on sale of assets held for sale and other	6	(4,503)
Impairment of intangible assets	—	608
Deferred income taxes	(950)	(1,057)
Other, net	—	(206)
Changes in assets and liabilities:
Accounts receivable	(7,901)	(1,394)
Prepaid expenses and other current assets	(2,396)	204
Other long-term assets	(2,591)	(1,660)
Accounts payable	(426)	1,647
Accrued compensation and benefits	(1,232)	5,678
Other accrued expenses and current liabilities	513	(6,667)
Operating lease right of use assets and liabilities, net	102	—
Deferred revenue	17,426	9,555
Net cash provided by operating activities	31,393	36,230
INVESTING ACTIVITIES:
Payments for acquisition of businesses, net of cash acquired	(25,720)	(203,438)
Capital expenditures	(9,660)	(6,659)
Proceeds from sale of assets held for sale and other	—	6,614
Payments for acquisition of developed technology	(473)	(2,727)
Other investing activities, net	14	—
Net cash used in investing activities	(35,839)	(206,210)
FINANCING ACTIVITIES:
Proceeds from issuance of convertible senior notes, net of underwriters' discounts and commissions	223,101	—
Proceeds from issuance of Class A common stock in follow-on public offering, net of underwriters' discounts and commissions	—	135,572
Borrowings under revolving commitment	96,992	37,041
Payments on revolving commitment	(127,941)	(6,091)
Proceeds from issuance of common stock	1,510	2,077
Payments for issuance costs of convertible senior notes	(1,233)	—
Payments for follow-on public offering and IPO offering costs	—	(556)
Principal payments on long-term debt	—	(126)
Payments for redemption of common stock	—	(119)
Other financing activities	(513)	(268)
Net cash provided by financing activities	191,916	167,530
Effect of exchange rate changes on cash, cash equivalents and restricted cash	342	(1,443)
Net increase (decrease) in cash, cash equivalents and restricted cash	187,812	(3,893)
Cash, cash equivalents and restricted cash at beginning of year	35,685	39,578
Cash, cash equivalents and restricted cash at end of period	$223,497	$35,685
Supplemental disclosures of cash flow:
Interest paid	$664	$223
Income taxes paid	$7,686	$6,735
Supplemental disclosure of non-cash investing and financing activities:
Issuance of common stock in connection with acquisitions	$7,637	$8,681
Promissory notes issued and deferred payment obligations for acquisitions	$497	$1,729
Finance leases	$632	$895
Property and equipment in accounts payable, other accrued expenses and current liabilities, and other liabilities	$259	$330

Exhibit 99.1

Financial Results

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP net income per share - diluted to net (loss) income and net (loss) income per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands, except per share amounts)	2019	2018	2019	2018
Net (loss) income	$(1,502)	$(9,003)	$(7,542)	$15,535
Stock-based compensation expense	2,944	2,126	8,528	3,339
Amortization of intangible assets	3,769	2,074	14,442	7,739
Acquisition related deferred revenue (1)	2,250	—	9,000	—
Special adjustments (2)	—	10,627	2,038	6,837
Income tax effect of non-GAAP adjustments	(527)	(184)	(1,630)	(652)
Non-GAAP net income	$6,934	$5,640	$24,836	$32,798

Net (loss) income per share - diluted	$(0.02)	$(0.13)	$(0.11)	$0.21
Non-GAAP net income per share - diluted	$0.09	$0.07	$0.32	$0.42

GAAP diluted shares outstanding:	72,227	70,548	71,544	74,878
Non-GAAP diluted shares outstanding:	78,000	77,700	78,000	77,700
(1)	Represents revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.
(2)

Includes a) nonrecurring severance expenses of $0.4 million and nonrecurring acquisition related costs of $0.6 million, for the twelve months ended December 31, 2019, and b) an impairment charge for royalty contracts resulting in $1.0 million of expenses for the twelve ended December 31, 2019.

Includes a) nonrecurring costs from the acquisition of Datawatch of $10.4 million for the three and twelve months ended December 31, 2018, b) a gain on the sale of a building of $4.4 million for the twelve months ended December 31, 2018, b) an impairment charge for royalty contracts and trade names resulting in $0.2 million and $2.8 million for the three and twelve months ended December 31, 2018, respectively and c) a non-recurring adjustment for a change in estimated legal expenses resulting in $2.0 million of income for the twelve months ended December 31, 2018.

The following table provides a reconciliation of Adjusted EBITDA and Modified Adjusted EBITDA to net (loss) income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2019	2018	2019	2018
Net (loss) income	$(1,502)	$(9,003)	$(7,542)	$15,535
Income tax expense	3,715	5,872	10,930	11,489
Stock-based compensation expense	2,944	2,126	8,528	3,339
Interest expense	2,785	108	6,371	200
Interest income and other (1)	(893)	9,986	(260)	4,883
Depreciation and amortization	5,686	3,839	21,522	14,734
Adjusted EBITDA	12,735	12,928	39,549	50,180
Acquisition related deferred revenue (2)	2,250	—	9,000	—
Modified Adjusted EBITDA	$14,985	$12,928	$48,549	$50,180

(1)

Includes a) nonrecurring severance expenses of $0.4 million and nonrecurring acquisition related costs of $0.6 million, for the twelve months ended December 31, 2019, and b) impairment charges for royalty contracts resulting in $1.0 million of expense for the twelve months ended December 31, 2019.

Includes a) nonrecurring costs from the acquisition of Datawatch of $10.4 million for the three and twelve months ended December 31, 2018, b) a gain on the sale of a building of $4.4 million for the twelve months ended December 31, 2018, b) impairment charges for royalty contracts and trade names resulting in $0.2 million and $2.8 million of expense for the three and twelve months ended December 31, 2018, respectively, and c) a non-recurring adjustment for a change in estimated legal expenses resulting in $2.0 million of income for the twelve months ended December 31, 2018.

(2)	Represents revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

Exhibit 99.1

The following table provides a reconciliation of Non-GAAP total revenue to total revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2019	2018	2019	2018
Total revenue	$123,877	$103,011	$458,915	$396,379
Acquisition related deferred revenue (1)	2,250	—	9,000	—
Non-GAAP total revenue	$126,127	$103,011	$467,915	$396,379

(1)	Adjustment for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

The following table provides a reconciliation of Non-GAAP total software product revenue to total software product revenue, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2019	2018	2019	2018
Total software product revenue	$101,187	$79,903	$366,702	$304,361
Acquisition related deferred revenue(1)	2,250	—	9,000	—
Non-GAAP total software product revenue	$103,437	$79,903	$375,702	$304,361

(1)	Adjustment for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

The following table provides a recompilation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2019	2018	2019	2018
Net cash provided by (used in) operating activities	$1,388	$(4,192)	$31,393	$36,230
Capital expenditures	(1,540)	(1,326)	(9,660)	(6,659)
Free Cash Flow	$(152)	$(5,518)	$21,733	$29,571

Effective January 1, 2018, we adopted Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (ASC 606). The following table sets forth selected quarterly information under ASC 606 for 2018:

	Three months ended
	ASC 606
(in thousands)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Software product revenue	$89,670	$70,606	$64,182	$79,903
Total revenue	$113,257	$93,360	$86,751	$103,011
Net income (loss)	$24,684	$(1,080)	$934	$(9,003)
Adjusted EBITDA	$29,550	$5,303	$2,399	$12,928

Exhibit 99.1

Disaggregation of revenue

The Company disaggregates its software revenue by type of performance obligation and timing of revenue recognition as follows (in thousands):

	Year Ended December 31,
	2019	2018
Software revenue:
Term licenses	$201,881	$168,909
Perpetual licenses	42,440	38,255
Maintenance	103,699	86,150
Professional services and other	18,682	11,047
Total software revenue	$366,702	$304,361

Exhibit 99.1

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net income to projected net income (loss), the most comparable GAAP financial measure:

	(Unaudited)
	Three Months ending March 31, 2020		Year Ending December 31, 2020
(in thousands)	Low	High	Low	High
Net income (loss)	$4,900	$6,300	$(4,300)	$(1,500)
Stock-based compensation expense	3,200	3,200	15,500	15,500
Amortization of intangible assets	3,800	3,800	15,000	15,000
Income tax effect of non-GAAP adjustments	(400)	(400)	(1,500)	(1,500)
Non-GAAP net income	$11,500	$12,900	$24,700	$27,500

The following table provides a reconciliation of projected Adjusted EBITDA to projected net income (loss), the most comparable GAAP financial measure:

	(Unaudited)
	Three Months ending March 31, 2020		Year Ending December 31, 2020
(in thousands)	Low	High	Low	High
Net income (loss)	$4,900	$6,300	$(4,300)	$(1,500)
Income tax expense	4,200	4,800	6,700	7,900
Stock-based compensation expense	3,200	3,200	15,500	15,500
Interest expense	2,800	2,800	11,400	11,400
Depreciation and amortization	5,700	5,700	22,700	22,700
Interest income and other non-recurring adjustments	(800)	(800)	(3,000)	(3,000)
Adjusted EBITDA	$20,000	$22,000	$49,000	$53,000